UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2005


                          Morgan Stanley Capital I Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 333-1340666               13-3291626
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)               File No.)           Identification No.)

1585 Broadway, New York, New York                              10036
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's Telephone Number, including area code (212) 761-4000
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01   Completion of Acquisition or Disposition of Assets.

            On October 25, 2005, a series of certificates, entitled Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-IQ10 (the "Certificates"), were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2005 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Capital I Inc., as depositor, GMAC Commercial Mortgage Corporation, as general master servicer, NCB, FSB, as NCB master servicer, J.E. Robert Company, Inc., as general special servicer, National Consumer Cooperative Bank, as co-op special servicer, and Wells Fargo Bank, N.A., as trustee and paying agent. The Certificates consist of thirty-two classes identified as "Class A-1 Certificates," "Class A-1A Certificates," "Class A-2 Certificates," "Class A-3-1FL Certificates," "Class A-3-1 Certificates," "Class A-3-2 Certificates," "Class A-AB Certificates," "Class A-4A Certificates," "Class A-4B Certificates," "Class X-2 Certificates," "Class A-J Certificates," "Class B Certificates," "Class C Certificates," "Class D Certificates," "Class X-1 Certificates," "Class X-Y Certificates," "Class E Certificates," "Class F Certificates," "Class G Certificates," "Class H Certificates," "Class J Certificates," "Class K Certificates," "Class L Certificates," "Class M Certificates," "Class N Certificates," "Class O Certificates," "Class P Certificates," "Class EI Certificates," "Class EI-L3 Certificates," "Class R-I Certificates," "Class R-II Certificates" and "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund consisting primarily of a segregated pool of 210 fixed-rate, commercial and multifamily mortgage loans having, as of the close of business on October 1, 2005, an aggregate principal balance of approximately $1,546,862,539 after taking account of all payments of principal due on the Mortgage Loans on or before such date, whether received or not.

            The Class A-1 Certificates have an initial Certificate Balance of $75,150,000. The Class A-1A Certificates have an initial Certificate Balance of $231,768,000. The Class A-2 Certificates have an initial Certificate Balance of $50,000,000. The Class A-3-1FL Certificates have an initial Certificate Balance of $75,000,000. The Class A-3-1 Certificates have an initial Certificate Balance of $78,000,000. The Class A-3-2 Certificates have an initial Certificate Balance of $50,000,000. The Class A-AB Certificates have an initial Certificate Balance of $75,000,000. The Class A-4A Certificates have an initial Certificate Balance of $527,250,000. The Class A-4B Certificates have an initial Certificate Balance of $75,322,000. The Class X-2 Certificates have an initial Certificate Balance of $1,502,744,000. The Class A-J Certificates have an initial Certificate Balance of $129,549,000. The Class B Certificates have an initial Certificate Balance of $30,938,000. The Class C Certificates have an initial Certificate Balance of $11,601,000. The Class D Certificates have an initial Certificate Balance of $25,137,000. The Class X-1 Certificates have an initial Notional Amount of $1,546,862,538. The Class X-Y Certificates have an initial Notional Amount of $139,729,337. The Class E Certificates have an initial Certificate Balance of $15,535,000. The Class F Certificates have an initial Certificate Balance of $19,335,000. The Class G Certificates have an initial Certificate Balance of $11,602,000. The Class H Certificates have an initial Certificate Balance of $17,402,000. The Class J Certificates have an initial Certificate Balance of $3,867,000. The Class K Certificates have an initial Certificate Balance of $7,734,000. The Class L Certificates have an initial Certificate Balance of $5,801,000. The Class M Certificates have an initial Certificate Balance of $5,801,000. The Class N Certificates have an initial Certificate Balance of $3,867,000. The Class O Certificates have an initial Certificate Balance of $5,801,000. The Class P Certificates have an initial Certificate Balance of $17,402,538. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.


ITEM 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

(c)   Exhibits

      Exhibit No.                          Description
      -----------                          -----------

      4.1 Pooling and Servicing Agreement, dated as of October 1, 2005, among Morgan Stanley Capital I Inc., as depositor, GMAC Commercial Mortgage Corporation, as general master servicer, NCB, FSB, as NCB master servicer, J.E. Robert Company, Inc., as general special servicer, National Consumer Cooperative Bank, as co-op special servicer, and Wells Fargo Bank, N.A., as trustee and paying agent.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               MORGAN STANLEY CAPITAL I INC.


                                               By: /s/ Warren Friend
                                                  ------------------------------
                                                  Name:  Warren H. Friend
                                                  Title: Vice President

Date:  November ___, 2005

                                INDEX TO EXHIBITS
                                -----------------

                                                                   Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

    4.1             Pooling and Servicing Agreement, dated              E
                    as of October 1, 2005, among Morgan
                    Stanley Capital I Inc., as depositor,
                    GMAC Commercial Mortgage Corporation,
                    as general master servicer, NCB, FSB,
                    as NCB master servicer, J.E. Robert
                    Company, Inc., as general special
                    servicer, National Consumer Cooperative
                    Bank, as co-op special servicer, and
                    Wells Fargo Bank, N.A., as trustee and
                    paying agent.